Commitments and Contingencies	3 Months Ended
Mar. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

11 — COMMITMENTS AND CONTINGENCIES

License with University of Virginia Patent Foundation – Related Party

In January 2011, the Company entered into an exclusive, worldwide license agreement with the University of Virginia Patent Foundation, dba UVA Licensing and Ventures Group (“UVA LVG”) for rights to make, use or sell licensed products in the United States based upon the ten separate patents and patent applications made and held by UVA LVG.

As consideration for the rights granted in the UVA LVG License, the Company is obligated to pay UVA LVG yearly license fees and milestone payments, as well as a royalty based on net sales of products covered by the patent-related rights. More specifically, the Company paid UVA LVG a license issue fee and is obligated to pay UVA LVG (i) annual minimum royalties of $40,000 commencing in 2017; (ii) a $20,000 milestone payments upon dosing the first patient under a Phase 3 human clinical trial of a licensed product, $155,000 upon the earlier of the completion of a Phase 3 trial of a licensed product, partnering of a licensed product, or sale of the Company, $275,000 upon acceptance of an NDA by the FDA, and $1,000,000 upon approval for sale of AD04 in the U.S., Europe or Japan; as well as (iii) royalties equal to a 2% and 1% of net sales of licensed products in countries in which a valid patent exists or does not exist, respectively, with royalties paid quarterly. In the event of a sublicense to a third party, the Company is obligated to pay royalties to UVA LVG equal to a percentage of what the Company would have been required to pay to UVA LVG had it sold the products under sublicense ourselves. In addition, the Company is required to pay to UVA LVG 15% of any sublicensing income. A certain percentage of these payments by the Company to the UVA LVG may then be distributed to the Company’s former Chairman of the Board who currently serves as the Company’s Chief Medical Officer in his capacity as inventor of the patents by the UVA LVG in accordance with their policies at the time.

The license agreement may be terminated by UVA LVG upon sixty (60) days written notice if the Company breaches its obligations thereunder, including failing to make any milestone, failure to make required payments, or the failure to exercise diligence to bring licensed products to market. In the event of a termination, the Company will be obligated to pay all amounts that accrued prior to such termination. The Company is required to use commercially reasonable efforts to achieve the goals of submitting a New Drug Application to the FDA for a licensed product by December 31, 2024 and commencing commercialization of an FDA approved product by December 31, 2025. If the Company were to fail to use commercially reasonable effort and fail to meet either goal, the licensor would have the right to terminate the license.

The term of the license continues until the expiration, abandonment or invalidation of all licensed patents and patent applications, and following any such expiration, abandonment or invalidation will continue in perpetuity on a royalty-free, fully paid basis.

During both the three months ended March 31, 2022 and 2021, the Company recognized $10,000 minimum license royalty expenses under this agreement.

Clinical Research Organization (CRO)

On October 31, 2018, the Company entered into a master services agreement (“MSA”) with Crown CRO Oy (“Crown”) for contract clinical research and consulting services. The MSA has a term of five years, automatically renewed for two-year periods, unless either party gives written notice of a decision not to renew the agreement six months prior to automatic renewal. The MSA or a service agreement under it may be terminated by the Company, without penalty, on fourteen days written notice for scientific, administrative, or financial reasons, or if the purpose of the study becomes obsolete. In the event that the MSA or Service Order are terminated, Crown’s actual costs up the date of termination will be payable by the Company, but any unrealized milestones would not be owed.

On November 16, 2018, the Company and Crown entered into Service Agreement 1 under the MSA for a 24 week, multi-centered, randomized, double-blind, placebo-controlled, parallel-group, Phase 3 clinical study of AD04 for fees, as amended, of $3,509,234 (€3,168,895 converted to dollars at the Euro/US Dollar exchange rate of 1.1074 as of March 31, 2022) milestone payments. On March 22, 2022, the Company acknowledged the occurrence of the milestone event of 90% of trial case report forms having been monitored, and made a payment of $148,875.

On April 28, 2022, the Company and Crown entered into a settlement of a previous dispute concerning a putative change order. As part of this agreement, the Company agreed to pay Crown a total of $454,034 (€410,000) for changes to the services described in Service Order 1. The settlement also altered the schedule of remaining milestones to be as described in the table below.

At March 31, 2022, the remaining future milestone payments are shown in the table below, converted to dollars from euros at the exchange rate then prevailing.

Milestone Event	Percent Milestone Fees	Amount
Last patient last visit	5%	$149,465
Database Lock	5%	$149,465
eTMF Transfer	5%	$149,465

During the three months ended March 31, 2022, the Company recognized $311,727 in non-cash income associated with the Service Agreement 1 and the settlement described above, classified as a negative R&D expense. The negative expense was a result of the value of the settlement and total, fully earned value of milestones being less than the expense previously accrued. On March 31, 2022 there remained an accrued R&D expense of $803,591 related to direct expenses under this agreement, which expense is expected to be fully paid with the occurrence of the settlement payment and three remaining milestone payments.

Service Agreement 1 also estimated approximately $2.4 million (€2.2 million) in pass-through costs, mostly fees to clinical investigators and sites, which are billed as incurred and the total contingent upon individual site rate and enrollment rates. Based on current enrollment rates and the various active clinical sites, the Company has increased its total estimated future site costs to a total of approximately $3.1 million. During the three months ended March 31, 2022, the Company recognized non-cash income of $75,991 associated with fees to investigators and sites, classified as a negative R&D expense, resulting from earned site fees in the quarter being lower than the those previously accrued.

Lease Commitments – Purnovate lease

The Company has one operating lease which consists of office space with a remaining lease term of approximately five years.

Leases with an initial term of twelve months or less are not recorded on the balance sheet, and the Company does not separate lease and non-lease components of contracts. The Company’s lease agreement does not provide for determination of the interest rate implicit in the lease. Therefore, the Company used a benchmark approach to derive an appropriate incremental borrowing rate. The Company’s incremental borrowing rate is the rate of interest that the lessee would have to pay to borrow on a collateralized basis over a similar term an amount equal to the lease payments in a similar economic environment. The Company benchmarked itself against other companies of similar credit ratings and comparable quality and derived an incremental borrowing rate, which was used to discount its lease liabilities. The Company used an estimated incremental borrowing rate of 9% on January 26, 2021 for its lease contract.

The Company’s lease agreement does not contain any material residual value guarantees or material restrictive covenants. In addition, the Company does not have any finance leases, any sublease arrangements, or any leases where the Company is considered the lessor.

The components of lease expense, which are included in general and administrative expense, based on the underlying use of the ROU asset, were as follows:

	Three months ended March 31, 2022	Three months ended March 31, 2021
Components of total lease cost:
Operating lease expense	$19,376	$18,207
Short-term lease expense	—	—
Total lease cost	$19,376	$18,207

Supplemental cash flow information related to leases are as follows:

	Three months ended March 31, 2022	Three months ended March 31, 2021
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows for operating leases	$17,606	$10,388

Supplemental non-cash amounts of lease liabilities arising from obtaining right of use assets	$1,770	$294,294

Supplemental balance sheet information related to leases was as follows:

	As of March 31, 2022	As of December 31, 2021
Assets
Lease right of use assets	$233,570	$246,209
Total lease assets	$233,570	$246,209

Liabilities
Current liabilities:
Lease liability - current portion	$51,351	$49,585
Noncurrent liabilities:
Lease liability, net of current portion	193,797	207,375
Total lease liability	$245,148	$256,960

The weighted-average remaining lease term of the Company’s operating leases and the weighted-average discount rates used to calculate the Company’s operating lease liabilities are as follows:

	As of March 31, 2022	As of March 31, 2021
Weighted average remaining lease term (in years) - operating leases	3.83	4.83
Weighted average discount rate - operating leases	9.00%	9.00%

Future lease payments included in the measurement of lease liabilities on the condensed balance sheet as of March 31, 2022, for the following five fiscal years and thereafter were as follows:

Year ending December 31,	Operating Leases
2022 (remaining)	52,597
2023	72,687
2024	75,231
2025	77,864
2026 and thereafter	6,507
Total Minimum Lease Payments	$284,886
Less effects of discounting	(39,738)
Present value of future minimum lease payments	$245,148

Lease Commitments – Related Party

On March 1, 2020, the Company entered into a sublease with Purnovate, LLC, a private company in which the Company’s CEO had a 28.7% equity interest, for the lease of three offices at 1180 Seminole Trail, Suite 495, Charlottesville, VA 22901. The lease had a term of two years, and the monthly rent was $1,400. During the three months ended March 31, 2022, the rent expense associated with this lease was $1,400. On acquisition of Purnovate, the sublease was terminated and the Company assumed the obligations of Purnovate’s lease.

Consulting Agreements – Related Party

On March 24, 2019, the Company entered into a consulting agreement (the “Consulting Agreement”) with Dr. Bankole A. Johnson, who at the time of the agreement was serving as the Chairman of the Board of Directors, for his service as Chief Medical Officer of the Company. The Consulting Agreement has a term of three years, unless terminated by mutual consent or by the Company for cause. Dr. Johnson resigned as Chairman of the Board of Directors at the time of execution of the consulting agreement. Under the terms of the Consulting Agreement, Dr. Johnson’s annual fee of $375,000 per year is paid twice per month. The Consulting Agreement had an expiration date of March 31, 2022, which was extended on March 22, 2022 for an additional three years commencing as of March 24, 2022. The Company recognized $93,750 in compensation expense in the both the three months ended March 31, 2022 and 2021 as a result of this agreement.

On July 5, 2019, the Company entered into a Master Services Agreement (the “PEPCO MSA”) and statement of work with Psychological Education Publishing Company (“PEPCO”) to administer a behavioral therapy program during the Company’s upcoming Phase 3 clinical trial. PEPCO is owned by a related party, Dr. Bankole Johnson. It is anticipated that the compensation to be paid to PEPCO for services under the PEPCO MSA will total approximately $300,000.

As of March 31, 2022, the Company had recognized all expenses associated with this agreement. No further expenses associated with the PEPCO MSA work order are expected.

On April 5, 2021, the Company entered into another Lock-Up Agreement Extension, which amended the Lock-Up Extension and extended the term of Dr. Johnson’s Lock-Up from April 1, 2021 until such date as the Company shall have publicly released the data from its ONWARD™ Phase 3 pivotal trial of AD04, in genetically identified subjects for the treatment of Alcohol Use Disorder. See Note 9 for a release of this lockup with respect to certain shares and warrants beneficially owned by Dr. Johnson.

Other Consulting and Vendor Agreements

The Company has entered into a number of agreements and work orders for future consulting, clinical trial support, and testing services, with terms ranging between 12 and 36 months. These agreements, in aggregate, commit the Company to approximately $1.6 million in future cash.

Litigation

The Company is subject, from time to time, to claims by third parties under various legal disputes. The defense of such claims, or any adverse outcome relating to any such claims, could have a material adverse effect on the Company’s liquidity, financial condition and cash flows. As of March 31, 2022, the Company did not have any pending legal actions.